Exhibit 99.1

Exhibit 99.1

42nd Annual Howard Weil Energy Conference

Jeffrey M. Platt Quinn P. Fanning Joseph M. Bennett

President & CEO EVP & CFO EVP & Chief IRO March 24, 2014

TIDEWATER

601 Poydras Street, Suite 1500, New Orleans, LA 70130

FORWARD-LOOKING STATEMENTS

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, development and production; changing customer demands for different vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; uncertainty of global financial market conditions and difficulty accessing credit or capital; acts of terrorism and piracy; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well-developed or consistently enforced, especially in higher political risk countries where we operate; foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; and enforcement of laws related to the environment, labor and foreign corrupt practices. Readers should consider all of these risks factors, as well as other information contained in the Company’s form 10-K’s and 10-Q’s.

Phone: 504.568.1010 | Fax: 504.566.4580

Web site address: www.tdw.com

Email: connect@tdw.com

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Key Tidewater Takeaways

Consistent goal of “Best in Class” safety and compliance culture

Largest “NEW” OSV fleet in the industry, operating in over 50 countries with ~8,000 employees worldwide

History of earnings growth and solid returns

Challenged, yet still constructive fundamental backdrop for OSV industry

Solid balance sheet and ready liquidity allows us to continue to act upon available opportunities, such as recent Troms acquisition and new Subsea business

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Safety Record Rivals Leading Companies

Safe Operations is Priority #1 Stop Work Obligation

Safety performance is 25% of mgt. incentive comp

0.7

TOTAL RECORDABLE INCIDENT RATES

0.6

0.5

0.4

0.3

0.2

0.1

0

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

CALENDAR YEARS

TIDEWATER DOW CHEMICAL CHEVRON EXXON/MOBIL

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Operating safely offshore is like holding a snake by its head.

Safety Record Rivals Leading Companies

Safe Operations is Priority #1 Stop Work Obligation

Safety performance is 25% of mgt. incentive comp

0.7

TOTAL RECORDABLE INCIDENT RATES

0.6

0.5

0.4

0.3

0.2

0.1

0

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

CALENDAR YEARS

TIDEWATER DOW CHEMICAL CHEVRON EXXON/MOBIL

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Working Offshore Rig Trends

450

414

400

Jackups

350

300

Rigs 254

250

Floaters

Working 200

150

100

Prior peak (summer 2008)

50

0

1/04 7/04 1/05 7/05 1/06 7/06 1/07 7/07 1/08 7/08 1/09 7/09 1/10 7/10 1/11 7/11 1/12 7/12 1/13 7/13 1/14

Source: ODS-Petrodata

Note: 44 “Other” rigs, along with the Jackups and Floaters, provide a total working rig count of 712 in March 2014.

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Drivers of our Business “Peak to Present”

July 2008 Jan. 2011 March

(Peak) (Trough) 2014

Working Rigs 603 538 712

Rigs Under

186 118 236

Construction

OSV Global

2,033 2,599 3,088

Population

OSV’s Under

736 367 463

Construction

OSV/Rig Ratio 3.37 4.83 4.34

Source: ODS-Petrodata and Tidewater

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What if? 830 2,900 3.5 0

The Worldwide OSV Fleet

(Includes AHTs and PSVs only) Estimated as of March 2014

As of March 2014, there are approximately 463 additional AHTS and PSV’s (~15% of the global fleet) under construction.

300

250 Vessels > 25 years old today

Built 200

Vessels PSV) 150

&

of (AHTS 100

Number 50

0

1965 1970 1975 1980 1985 1990 1995 2000 2005 2010

Global fleet is estimated at 3,088 vessels, including ~700 vessels that are 25+ yrs old (25%).

Source: ODS-Petrodata and Tidewater

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Tidewater’s Active Fleet

As of December 31, 2013

Deepwater vessels Towing Supply/Supply Other vessels

244 “New” vessels – 6.0 avg yrs

25 “Traditional” vessels – 26.5 avg yrs

Vessels

of

Number

Year Built

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40,35,30,25,15,10,5,0.

Vessel Population by Owner

(AHTS and PSVs only) Estimated as of March 2014

400

300

219

174

200

133

100 75 69 67

5

0

Avg.

Tidewater Competitor #1 Competitor #2 Competitor #3 Competitor #4 Competitor # 5 All Others (2,351 total vessels for

400+ owners)

Source: ODS-Petrodata and Tidewater

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Our Global Footprint – Vessel Count by Region

(Excludes stacked vessels – as of 12/31/13)

MENA

45(17%)

Asia/Pac

23(8%)

SS Africa/Europe

Americas 135(50%)

66(25%)

In 3Q FY 2014, ~10% of vessel revenue was generated in the U.S. by ~ 17 vessels; however, <15 other U.S.-flagged vessels are currently operating in International regions that could be re-deployed to the U.S. GOM. In addition, Tidewater has currently under construction five additional U.S.-flagged deepwater PSVs.

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Our Global Footprint – Vessel Class by Region

(Excludes stacked vessels – as of 12/31/13)

Americas New Avg. Traditional

Vessels NBV Vessels

Deepwater 31 $19.9M 0

Towing Supply 14 $10.9M 8

Other 9 $3.6M 4

54 12

New Avg. Traditional

MENA Vessels NBV Vessels

Deepwater 11 $ 16.6M 1

Towing Supply 31 $12.5M 0

Other 0 0 2

42 3

SSAE New Avg. Traditional

Vessels NBV Vessels

Deepwater 37 $28.1M 0

Towing Supply 46 $12.5M 3

Other 42 $1.9M 7

125 10

New Avg. Traditional

Asia/Pac Vessels NBV Vessels

Deepwater 8 $ 25.2M 0

Towing Supply 14 $ 11.9M 0

Other 1 $ 6.9m 0

23 0

Vessel count info is as of 12/31/13, and includes leased vessels. Avg NBV excludes the impact of leased vessels which have no NBV. Average NBV of the total 25 Traditional vessels is $0.95M at 12/31/13.

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A Broad Portfolio of New High Spec OSVs

Deepwater PSV

Current Future

DWT Fleet CIP Fleet

5,000-6,000 15 5 20

4,000-4,999 11 11 22

3,000-3,999 43 6 49

<3,000 6 0 6

75 22 97

Current Future

BHP Fleet CIP Fleet

25,000+ 5 0 5

13,500-16,500 7 0 7

12 0 12

Current Future

BHP Fleet CIP Fleet

7,000-10,000 36 6 42

3,000-6,999 69 0 69

105 6 111

Vessel information is as of 12/31/13. CIP=Construction in Process.

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Towing Supply

Deepwater AHTS

The Largest Modern OSV Fleet in the Industry

Vessel Commitments Average Cost

Jan. ’00 – December ‘13 Vessel Count (2) Total Cost (2) per Vessel

Deepwater PSVs 97 $2,725m $28.1m

Deepwater AHTSs 12 $387m $32.3m

Towing Supply/Supply 109 $1,617m $14.8m

Other 55 $277m $5.0m

TOTALS: 273 $5,006m(1) $18.3m

(1)	~$4.4b (88%) funded through 12/31/13
(2)	Vessel count and total cost is net of 26 vessel dispositions ($243M of original cost)

At 12/31/13, 244 new vessels were in our fleet with ~6.0 year average age

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Strong Financial Position Provides Strategic Optionality

As of December 31, 2013

Cash & Cash Equivalents $114 million

Total Debt $1,464 million

Shareholders Equity $2,640 million

Net Debt / Net Capitalization 34%

Total Debt / Capitalization 36%

~$715 million of available liquidity as of 12/31/13, including $600 million of unused capacity under the company’s revolving credit facility.

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Debt Maturities

Limited for Several Years

$800

millions) $600

$

(in $400

Maturity $200

Debt

$0

2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026

Fiscal Year

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History of Earnings Growth & Solid Through-Cycle Return

TIDEWATER


Adjusted EPS**
Adjusted EPS **
$8.00
$6.00
$4.00
$2.00
$0.00
$1.03
$1.78
$3.33
$5.94
$6.39
$7.89
$5.20
$2.40
$2.13
$3.03
Fiscal 2004
Fiscal 2005
Fiscal 2006
Fiscal 2007
Fiscal 2008
Fiscal 2009
Fiscal 2010
Fiscal 2011
Fiscal 2012
Fiscal 2013

	Fiscal 2004	Fiscal 2005	Fiscal 2006	Fiscal 2007	Fiscal 2008	Fiscal 2009	Fiscal 2010	Fiscal 2011	Fiscal 2012	Fiscal 2013
Adjusted Return On Avg. Equity	4.3%	7.2%	12.4%	18.9%	18.3%	19.5%	11.4%	5.0%	4.3%	5.9%

** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels. EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs. EPS in Fiscal 2010 is exclusive of $.66 per share Venezuelan provision, a $.70 per share tax benefit related to favorable resolution of tax litigation and a $0.22 per share charge for the proposed settlement with the SEC of the company's FCPA matter. EPS in Fiscal 2011 is exclusive of total $0.21 per share charges for settlements with DOJ and Government of Nigeria for FCPA matters, a $0.08 per share charge related to participation in a multi-company U.K.-based pension plan and a $0.06 per share impairment charge related to certain vessels. EPS in Fiscal 2012 is exclusive of $0.43 per share goodwill impairment charge.

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Active Vessel Dayrates & Utilization by Segment

Americas Asia/Pac MENA Sub Sah Africa/Eur.

Avg Ut. ilization Avg Dayr. ate

$22,000 $18,000 $14,000 $10,000 $6,000 100% 90% 80% 70% 60%

6/10 12/10 6/11 12/11 6/12 12/12 6/13 12/13

6/10 12/10 6/11 12/11 6/12 12/12 6/13 12/13

Impact of $7.4 million of retroactive revenue recorded in September 2012 quarter is excluded from 9/12 average dayrates and included in the respective March 2012 and June 2012 quarterly average dayrates. Utilization stats exclude stacked vessels.

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New Vessel Trends by Vessel Type

Deepwater PSVs

Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size

$60,000 $50,000 $40,000 $30,000 $20,000 $10,000 $0

Q3 Fiscal 2014 Avg Day Rate: $29,092 Utilization: 82.7%

73 75

66 69 62

55 57

51 54

47 49

43 44 45

34 38 40

29 32

25 25 25 25 28

22 23 24

240 200 160 120 80 40 -

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 FY08 FY09 FY10 FY11 FY12 FY13 FY14 Average Fleet Size Average Day Rate Utilization-Adjusted Average Day Rate

$165 million, or 46%, of Vessel Revenue in Q3 Fiscal 2014

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New Vessel Trends by Vessel Type

Towing Supply/Supply Vessels

Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size

$25,000 $20,000 $15,000 $10,000 $5,000 $0

Q3 Fiscal 2014 Avg Day Rate: $15,144 Utilization: 85.5%

101 102 103 103 104

99 101 103 93

85 88

81 83 78 68

61 63

57 59

51 54

46 47 49

40 43 39

250 200 150 100 50 -

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 FY08 FY09 FY10 FY11 FY12 FY13 FY14 Average Fleet Size Average Day Rate Utilization-Adjusted Average Day Rate

$124 million, or 35%, of Vessel Revenue in Q3 Fiscal 2014

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Tidewater’s New Subsea BusinessTidewater subseaRecent delivery of six work-class remotely operated vehicles (ROV)

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Tidewater’s Future

•	Continue to improve upon stellar safety and compliance programs
•	Disciplined deployment of cash to expand vessel and ROV fleet capabilities
•	Maintain solid balance sheet and financial flexibility to deal with industry uncertainties and seize opportunities when presented
•	Return capital to shareholders through dividends and opportunistic share repurchases

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42nd Annual Howard Weil Energy Conference

Jeffrey M. Platt Quinn P. Fanning Joseph M. Bennett

President & CEO EVP & CFO EVP & Chief IRO March 24, 2014

Appendix

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Financial Strategy Focused on Creating Long-Term Shareholder Value

Deliver Results

Maintain EVA-Based Investments Financial Strength On Through-cycle Basis

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…and More to Come

Vessels Under Construction*

As of December 31, 2013 Count

Deepwater PSVs 22

Deepwater AHTSs -

Towing Supply/Supply 6

Other 1

Total 29

Estimated delivery schedule – 1 for the remainder of FY ’14, 16 in FY ’15 and 12 thereafter. CAPX of $93m for the remainder of FY ’14, $366m in FY ‘15 and $150m in FY ’16.

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Fleet Renewal & Expansion Largely Funded by CFFO

$ in millions CAPX Dividend Share Repurchase

$700 $600 $500 $400 $300 $200 $100 $0

CFFO

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Fiscal Year

Over a 14-year period, Tidewater has invested $4.6 billion in CapEx, and paid out ~$1.2 billion through dividends and share repurchases. Over the same period, CFFO and proceeds from dispositions were $3.8 billion and $749 million, respectively.

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Total Revenue and Margin

Fiscal 2008-2014

Prior peak period (FY2009) averaged quarterly revenue of $339M, quarter operating margin of $175.6M at 51.8%

$500

$400

$300

Millions $200 $100

$-

56.4% 53.0%

47.7%

46.7%

50.0% 46.3%

45.0% 45.2%

44.1%

42.0%

41.0% 40.8%

38.0% 36.9%

$300 million

$150 million

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3

FY08 FY09 FY10 FY11 FY12 FY13 FY14

Vessel Revenue ($) Vessel Operating Margin ($) Vessel Operating Margin (%)

Note: Vessel operating margin is defined as vessel revenue less vessel operating expenses

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Cyclical Upturn should Drive Margin Expansion

Vessel Cash Operating Margin ($) Vessel Cash Operating Margin (%)

$200 $175 $150 $125 $100 $75 $50 $25 $0

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY14 New Traditional

70% 60% 50% 40% 30% 20% 10% 0%

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY14 Total New

Q3 FY2014 Vessel Margin: 45%

$163 million Vessel Margin in Q3 FY2014 (98% from New Vessels)

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New Vessel Trends by Vessel Type

Deepwater AHTS

Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size

$60,000 $50,000 $40,000 $30,000 $20,000 $10,000 $0

Q3 Fiscal 2014 Avg Day Rate: $29,141 Utilization: 95.8%

240 200 160 120 80 40 -

9 9 11 11 11 11 11 11 11 11 11 11 11 11 11 11 12

6	8
5	5 5 5 5 5 5 5

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 FY08 FY09 FY10 FY11 FY12 FY13 FY14 Average Fleet Size Average Day Rate Utilization-Adjusted Average Day Rate

$30 million, or 8%, of Vessel Revenue in Q3 Fiscal 2014

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Current Revenue Mix

Quality of Customer Base

Others 41%

Super Majors 38%

NOC’s 21%

Our top 10 customers in Fiscal 2013 (4 Super Majors, 2 NOC’s,

3	IOC’s and 1 independent) accounted for 58% of our revenue

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